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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                              ------------

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                      DATE OF REPORT: MARCH 20, 1997
                    (Date of earliest event reported)

                              ------------

                        ECKLER INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)

                              ------------

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

   FLORIDA                                 1-14082                     59-1469577
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification
incorporation or organization)                                         No.)


           5200 SOUTH WASHINGTON AVENUE, TITUSVILLE, FLORIDA 32780
              (Address of principal executive offices, zip code)

                             (407) 269-9680
            (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On March 20, 1997, Eckler Industries, Inc. ("Eckler") issued a press release announcing that it had secured funding from Sirrom Capital Corporation in the amount of $3,500,000 for its Smart Choice Division. A copy of this release is appended to this Form 8-K as Exhibit 20.1.

ITEM 7. EXHIBITS.

20.1 Press Release dated March 20, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ECKLER INDUSTRIES, INC.


                                By: /s/ Gary R. Smith
                                    ------------------------------
                                   Gary R. Smith, President

March 24, 1997